Lincoln Financial Group
Table of Contents
First Quarter 2012

Lincoln Financial Group Analyst Coverage	i
Notes	ii-iii

Financial Highlights	1 - 3
Consolidated Operating Expense Detail	4
Selected Financial Results Summary	5
Details Underlying Realized Gain (Loss), After-DAC and Benefit Ratio Unlocking	6
Consolidated Statements of Income (Loss)	7
Consolidated Roll Forwards of DAC, VOBA, DSI and DFEL	8
Consolidating Statements of Income (Loss) from Operations - Current Year - Quarter	9
Consolidating Statements of Income (Loss) from Operations - Prior Year - Quarter	10
Consolidated Balance Sheets and Selected Share Data	11
Balance Sheet Data - Segment Highlights	12

Annuities:
Income (Loss) from Operations and Operational Data	13
DAC, VOBA, DSI and DFEL Roll Forwards	14
Account Value Roll Forwards and Information	15
Account Value Information	16
Interest Rate Spread Information, GLB Expense Assessments, GLB Attributed Fee
and GLB Account Values by Type	17

Retirement Plan Services:
Income (Loss) from Operations, Operational Data and DAC, VOBA and DSI Roll Forwards	18
Account Value Roll Forwards and Information	19
Account Value Roll Forwards by Product	20
Account Value and Interest Rate Spread Information	21

Life Insurance:
Income (Loss) from Operations, Operational Data and DAC, VOBA and DFEL Roll Forwards	22
Additional Operational Data	23
Account Value Roll Forwards	24

Group Protection:
Income (Loss) from Operations and Operational Data	25

Other Operations	26

Discontinued Operations	26

Consolidated Deposits, Net Flows and Account Balances	27

Consolidated Investment Data	28

3/31/2012			i
Lincoln Financial Group Analyst Coverage
First Quarter 2012

Firm	Analyst	Phone Number
Bank of America - Merrill Lynch	Ed Spehar	646-855-1744
Barclays Capital	Jay Gelb	212-526-1561
Credit Suisse	Tom Gallagher	212-538-2010
Dowling & Partners	Ryan Krueger	860-676-8600
Evercore Partners	Mark Finkelstein	312-445-6440
FBR Capital Markets	Randy Binner	703-312-1890
Goldman Sachs & Company	Christopher Giovanni	212-357-3560
J.P. Morgan Securities	Jimmy Bhullar	212-622-6397
Keefe, Bruyette & Woods	Jeff Schuman	860-722-5902
Langen McAlenney	Bob Glasspiegel	860-724-1203
Macquarie Capital	Sean Dargan	212-231-0663
Morgan Stanley	Nigel Dally	212-761-4132
Raymond James & Associates	Steven Schwartz	312-612-7686
RBC Capital	Eric Berg	212-618-7593
Sandler O'Neil & Partners	Edward Shields	312-281-3487
Scotia Capital	Joanne Smith	212-225-5071
Sterne, Agee & Leach, Inc.	John Nadel	212-338-4717
UBS	Andrew Kligerman	212-713-2492
Wells Fargo Securities	John Hall	212-214-8032

Investor Inquiries May Be Directed To
Jim Sjoreen, Senior Vice President, Investor Relations
Email: Jim.Sjoreen@lfg.com
Voice: (484) 583-1420
Fax: (484) 583-3962

Notes
This list is provided for informational purposes only.  Lincoln Financial Group does not endorse the analyses, conclusions, or recommendations contained in any report issued by these or any other analysts.

Lincoln Financial Group's Statistical Report will be available immediately after the release of earnings for each quarter through our Investor Relations website: www.LincolnFinancial.com/investor

3/31/2012			ii
NOTES

Definitions and Presentation

"Income (loss) from operations," "operating revenues" and "return on capital" are non-GAAP financial measures and do not replace GAAP revenues, net income (loss) and return on stockholders' equity. Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

•	We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
	•	Realized gains and losses associated with the following ("excluded realized gain (loss)"):
		•	Sale or disposal of securities;
		•	Impairments of securities;
		•	Change in the fair value of derivative investments, embedded derivatives within certain reinsurance arrangements and our trading securities;
		•	Change in the fair value of the derivatives we own to hedge our guaranteed death benefit ("GDB") riders within our variable annuities, which is referred to as "GDB derivatives results;"
		•	Change in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders within our variable annuities accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the Financial Accounting Standards Board
("FASB") Accounting Standards Codification ("ASC") (“embedded derivative reserves”), net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves, the net of which is referred to as “GLB net derivative results;” and
		•	Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“indexed annuity forward-starting option”).
	•	Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of
the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");
	•	Income (loss) from the initial adoption of new accounting standards;
	•	Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;
	•	Gain (loss) on early extinguishment of debt;
	•	Losses from the impairment of intangible assets; and
	•	Income (loss) from discontinued operations.

Income (loss) from operations available to common stockholders is net income (loss) available to common stockholders (used in the calculation of earnings (loss) per share) in accordance with GAAP, excluding the after-tax effects of the items above and the acceleration of our Series B preferred stock discount as a result of redemption prior to five years from the date of issuance.

	•	Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
		•	Excluded realized gain (loss);
		•	Amortization of deferred front-end loads ("DFEL") arising from changes in GDB and GLB benefit ratio unlocking;
		•	Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and
		•	Revenue adjustments from the initial adoption of new accounting standards.

	•	Return on equity measures how efficiently we generate profits from the resources provided by our net assets. Return on equity is calculated by dividing annualized net income (loss) by average equity, excluding accumulated other comprehensive income (loss) ("AOCI"). Management evaluates return on equity by both including and excluding average goodwill within average equity.

	•	Return on capital measures the effectiveness of our use of total capital, which includes equity (excluding accumulated other comprehensive income), debt, capital securities and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing annualized income (loss) from operations (after adding back interest expense) by average capital. The difference between return on capital and return on stockholders' equity represents the effect of leveraging on our consolidated results.

Income (loss) from operations, operating revenues, return on equity (including and excluding average goodwill within average equity), excluding AOCI, using annualized income (loss) from operations and return on capital are financial measures we use to evaluate and assess our results. Our management and Board of Directors believe that these performance measures explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income (loss) from operations will provide investors with a more valuable measure of our performance because it better reveals trends in our business.

	•	Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of our current business. These measures include deposits, sales, net flows, first-year premiums, in force and spreads.
	•	Sales as reported consist of the following:
		•	Universal life ("UL") (excluding linked-benefit products) and variable universal life ("VUL"), including corporate-owned life insurance ("COLI") and bank-owned life insurance ("BOLI") - first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements at approximately 50% of target;
		•	Whole life and term - 100% of first year paid premiums;
		•	Linked-benefit - 15% of premium deposits;
		•	Annuities - deposits from new and existing customers; and
		•	Group Protection - annualized first year premiums from new policies.

iii
Book value per share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders' equity excluding AOCI , by (b) common shares outstanding, assuming conversion of Series A preferred shares. We provide book value per share excluding
AOCI to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. We believe book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Pre-tax operating margin is calculated as income (loss) from operations before federal income taxes divided by operating revenues. After-tax operating margin is calculated as income (loss) from operations divided by operating revenues.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Throughout the document, "after-DAC" refers to the associated amortization expense of DAC, VOBA, DSI and DFEL and changes in other contract holder funds and funds withheld reinsurance liabilities.

We adopted the provisions of ASU 2010-26 “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”)
effective January 1, 2012, and elected to retrospectively restate all prior periods, including herein. ASU No. 2010-26 clarified the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred that result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized as deferrable acquisition costs. The determination of deferability must be made on a contract-level basis.

Reclassifications
In addition to the items discussed above, certain amounts reported in prior periods have been reclassified to the presentation adopted in the current period. These reclassifications had no effect on net income, income from operations or stockholders' equity in the prior period.

3/31/2012				PAGE 1
Financial Highlights
Unaudited (in millions, except per share data)

	For the Three Months Ended March 31,
			Change
	2012	2011	Amount	%
Income (Loss) from Operations - By Segment
Annuities	$136.6	$144.0	$(7.4)	-5.1%
Retirement Plan Services	34.6	48.2	(13.6)	-28.2%
Life Insurance	142.3	142.4	(0.1)	-0.1%
Group Protection	16.1	24.1	(8.0)	-33.2%
Other Operations	(33.9)	(37.0)	3.1	8.4%
Income (Loss) from Operations (1)	295.7	321.7	(26.0)	-8.1%
Excluded realized gain (loss), after-tax (2) (3)	(73.4)	(13.5)	(59.9)	NM
Benefit ratio unlocking, after-tax (2) (3)	23.4	4.9	18.5	NM
Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance, after-tax (3)	0.4	0.4	-	0.0%
Income (loss) from discontinued operations, after-tax (4)	(0.8)	-	(0.8)	NM
Net Income (Loss)	$245.3	$313.5	$(68.2)	-21.8%

Earnings Per Common Share - Diluted
Income (loss) from operations (1) (5)	$1.00	$1.00	$-	-
Excluded realized gain (loss), after-tax (2) (3)	(0.25)	(0.04)	(0.21)	NM
Benefit ratio unlocking, after-tax (2) (3)	0.08	0.01	0.07	NM
Net Income (Loss) (5)	$0.83	$0.97	$(0.14)	-14.4%

Operating Revenues - By Segment
Annuities	$730.7	$733.2	$(2.5)	-0.3%
Retirement Plan Services	252.1	263.3	(11.2)	-4.3%
Life Insurance	1,232.6	1,147.1	85.5	7.5%
Group Protection	503.6	477.9	25.7	5.4%
Other Operations	106.5	116.4	(9.9)	-8.5%
Total Operating Revenues	2,825.5	2,737.9	87.6	3.2%
Excluded realized gain (loss), pre-tax (2)	(113.0)	(20.8)	(92.2)	NM
Amortization income of DFEL associated with benefit ratio unlocking, pre-tax	1.2	0.2	1.0	NM
Amortization of deferred gains arising from reserve changes on business sold through reinsurance, pre-tax	0.7	0.7	-	-
Total Revenues	$2,714.4	$2,718.0	$(3.6)	-0.1%

(1)	Income (loss) from operations includes restructuring charges. See page 5 for detail.
(2)	See page 6 for detail.
(3)
We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.
(4)	Includes discontinued operations and the gain (loss) on disposal. See Discontinued Operations on page 26 for details.
(5)
The numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans if the effect of equity classification would be more dilutive to our diluted EPS.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012				PAGE 2
Financial Highlights (Continued)
Unaudited (in billions)

	For the Three Months Ended March 31,
			Change
	2012	2011	Amount	%
Annuities
Gross deposits	$2.480	$2.639	$(0.159)	-6.0%
Net flows	0.293	0.483	(0.190)	-39.3%
Account values (gross)	92.552	88.734	3.818	4.3%
Account values (net of reinsurance)	91.668	87.785	3.883	4.4%

Retirement Plan Services
Gross deposits (1)	$1.511	$1.341	$0.170	12.7%
Net flows	0.212	0.134	0.078	58.2%
Account values - annuities	27.779	27.356	0.423	1.5%
Alliance and Smart Future mutual funds	14.241	12.952	1.289	10.0%
Total annuities and mutual fund account values	42.020	40.308	1.712	4.2%

Life Insurance
Sales (in millions)	$121.7	$159.0	$(37.3)	-23.5%
Life insurance in force	579.963	566.684	13.279	2.3%
Gross deposits	1.159	1.270	(0.111)	-8.7%
Net flows	0.751	0.821	(0.070)	-8.5%
Account values (net of reinsurance)	36.008	34.149	1.859	5.4%

Group Protection
Annualized sales (in millions)	$66.6	$45.4	$21.2	46.7%
Loss ratio (2)	74.9%	74.1%	NM	NM

Consolidated
Total deposits	$5.150	$5.250	$(0.100)	-1.9%
Total account balances	169.696	162.242	7.454	4.6%
Total net flows	1.256	1.438	(0.182)	-12.7%

(1)	Includes deposits for mutual funds. Mutual fund account values are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.
(2)	Represents combined loss ratio for life, disability and dental businesses.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012				PAGE 3
Financial Highlights (Continued)
Unaudited (in millions)

	For the Three Months Ended March 31,
			Change
	2012	2011	Amount	%
Balance Sheet Assets - End-of-Period	$208,018.2	$196,740.4	$11,277.8	5.7%

Stockholders' Equity
Beginning-of-period, including AOCI	$13,237.9	$11,814.2	$1,423.7	12.1%
End-of-period, including AOCI	13,261.0	12,058.8	1,202.2	10.0%
End-of-period, excluding AOCI	10,639.1	11,186.1	(547.0)	-4.9%
Average equity, excluding AOCI	10,599.1	11,074.6	(475.5)	-4.3%

Return on Equity, Excluding AOCI
Income (loss) from operations with average equity:
Including goodwill	11.2%	11.6%
Excluding goodwill	14.2%	16.0%

Return on Capital
Income (loss) from operations/average capital	8.3%	8.8%

Common Shares Outstanding
Average for the period - basic	289.1	315.0	(25.9)	-8.2%
Average for the period - diluted	295.9	322.9	(27.0)	-8.4%
End-of-period - assuming conversion of preferreds	285.6	313.6	(28.0)	-8.9%
End-of-period - diluted	293.0	321.3	(28.3)	-8.8%

Book value per common share, including AOCI	$46.43	$38.45	$7.98	20.8%
Book value per common share, excluding AOCI	37.25	35.67	1.58	4.4%

Cash Returned to Common Stockholders
Share repurchase - dollar amount	$150.10	$75.00	$75.10	100.1%
Common dividends declared	22.80	15.80	7.00	44.3%
Total cash returned to common stockholders	$172.90	$90.80	$82.10	90.4%

Share repurchase - number of shares	6.02	2.41	3.60	149.3%
Dividend declared on common stock - per share	$0.080	$0.050	$0.030	60.0%
Dividend payout ratio	9.6%	5.2%
Annualized yield (1)	1.2%	0.7%

Comprehensive Income (Loss)
Net income (loss)	$245.3	$313.5	$(68.2)	-21.8%
Net unrealized gain (loss) on available-for-sale securities	(13.4)	8.1	(21.5)	NM
Unrealized other-than-temporary impairment on available-for-sale securities	(9.3)	21.6	(30.9)	NM
Net unrealized gain (loss) on derivative instruments	(29.8)	(8.4)	(21.4)	NM
Foreign currency translation adjustment	(3.5)	1.0	(4.5)	NM
Funded status of employee benefit plans	(1.0)	(0.8)	(0.2)	-25.0%
Comprehensive income (loss)	$188.3	$335.0	$(146.7)	-43.8%

	As of March 31,
			Change
	2012	2011	Amount	%
Leverage Ratio
Short-term debt	$299.9	$351.6	$(51.7)	-14.7%
Long-term debt	5,606.4	5,369.6	236.8	4.4%
Total debt	5,906.3	5,721.2	185.1	3.2%
Less:
Long-term operating debt (2)	1,122.3	1,122.2	0.1	0.0%
75% of capital securities	908.1	1,114.1	(206.0)	-18.5%
Carrying value of fair value hedge	233.9	25.1	208.8	NM
Total numerator	$3,642.0	$3,459.8	$182.2	5.3%

Stockholders' equity, excluding AOCI	$10,639.1	$11,186.1	$(547.0)	-4.9%
Total debt	5,906.3	5,721.2	185.1	3.2%
Total denominator	$16,545.4	$16,907.3	$(361.9)	-2.1%
Leverage Ratio	22.0%	20.5%

	Ratings as of May 2, 2012
				Standard &
	A.M. Best	Fitch	Moody's	Poor's
Senior Debt Ratings	a-	BBB+	Baa2	A-

Financial Strength Ratings
Lincoln National Life Insurance Company	A+	A+	A2	AA-
First Penn-Pacific Life Insurance Company	A+	A+	A2	A-
Lincoln Life & Annuity Company of New York	A+	A+	A2	AA-

(1)	Indicated dividend divided by the closing price.
(2)	We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies and the senior note issued in September 2008 by our primary insurance subsidiary.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012						PAGE 4
Consolidated Operating Expense Detail
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2011	2011	2011	2011	2012	Change
Commissions and Expenses Incurred
General and administrative expenses	$365.0	$366.1	$368.4	$409.5	$398.6	9.2%
Commissions	484.3	491.9	474.2	482.7	450.9	-6.9%
Media expenses	16.7	16.8	17.3	18.3	16.1	-3.6%
Taxes, licenses and fees	61.8	52.8	75.2	62.3	62.5	1.1%
Interest and debt expense	71.6	72.0	71.0	70.5	67.5	-5.7%
Expenses associated with reserve financing and unrelated letters of credit ("LOCs")	11.4	12.4	10.7	12.9	13.1	14.9%
Total Commissions and Expenses Incurred	1,010.8	1,012.0	1,016.8	1,056.2	1,008.7	-0.2%
Less: Commissions and Expenses Capitalized
General and administrative expenses capitalized	(41.8)	(44.4)	(46.8)	(60.2)	(42.3)	-1.2%
Commissions capitalized	(284.8)	(296.1)	(281.4)	(290.1)	(238.5)	16.3%
Taxes, licenses and fees capitalized	(11.7)	(11.3)	(12.8)	(13.9)	(9.6)	17.9%
Total Commissions and Expenses Capitalized	(338.3)	(351.8)	(341.0)	(364.2)	(290.4)	14.2%
Total Expenses Incurred, Net of Amounts Capitalized, Excluding Amortization	672.5	660.2	675.8	692.0	718.3	6.8%

Amortization
Amortization of DAC and VOBA, net of interest	166.5	84.7	424.8	169.6	199.8	20.0%
Amortization of intangibles	1.0	1.1	1.0	1.0	1.0	0.0%
Total Amortization	167.5	85.8	425.8	170.6	200.8	19.9%
Total	$840.0	$746.0	$1,101.6	$862.6	$919.1	9.4%

General and Administrative Expenses, Net of Amounts Capitalized - As a Percentage of Operating Revenues	11.8%	11.3%	11.8%	12.9%	12.6%

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012						PAGE 5
Selected Financial Results Summary
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2011	2011	2011	2011	2012	Change
Operating Revenues
Annuities	$733.2	$734.8	$711.0	$691.7	$730.7	-0.3%
Retirement Plan Services	263.3	259.7	247.8	246.3	252.1	-4.3%
Life Insurance	1,147.1	1,229.0	1,176.3	1,187.0	1,232.6	7.5%
Group Protection	477.9	500.6	479.4	481.0	503.6	5.4%
Other Operations	116.4	115.3	120.1	109.3	106.5	-8.5%
Total Operating Revenues	2,737.9	2,839.4	2,734.6	2,715.3	2,825.5	3.2%
Excluded realized gain (loss), pre-tax (1)	(20.8)	(32.6)	(186.1)	(149.1)	(113.0)	NM
Amortization of DFEL associated with benefit ratio unlocking, pre-tax	0.2	-	(1.7)	1.0	1.2	NM
Amortization of deferred gains arising from reserve changes on business sold through reinsurance, pre-tax	0.7	0.7	0.7	0.7	0.7	0.0%
Total Revenues	$2,718.0	$2,807.5	$2,547.5	$2,567.9	$2,714.4	-0.1%

Income (Loss) from Operations
Annuities	$144.0	$144.8	$153.3	$130.8	$136.6	-5.1%
Retirement Plan Services	48.2	41.4	39.2	33.3	34.6	-28.2%
Life Insurance	142.4	136.4	153.8	138.2	142.3	-0.1%
Group Protection	24.1	25.6	26.8	20.5	16.1	-33.2%
Other Operations	(37.0)	(22.2)	(44.2)	(42.8)	(33.9)	8.4%
Income (Loss) from Operations	321.7	326.0	328.9	280.0	295.7	-8.1%
Excluded realized gain (loss), after-tax (1) (2)	(13.5)	(21.2)	(121.0)	(96.9)	(73.4)	NM
Benefit ratio unlocking, after-tax (1) (2)	4.9	(1.3)	(41.5)	24.5	23.4	NM
Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance, after-tax (2)	0.4	0.4	0.4	0.4	0.4	0.0%
Gain (loss) on early extinguishment of debt, after-tax (2)	-	-	(5.5)	-	-	NM
Impairment of intangibles, after-tax (2)	-	-	-	(746.7)	-	NM
Income (loss) from discontinued operations, after-tax (3)	-	-	(8.4)	-	(0.8)	NM
Net Income (Loss)	313.5	303.9	152.9	(538.7)	245.3	-21.8%
Adjustment for deferred units of LNC stock in our deferred
compensation plans (4)	-	(1.3)	(6.3)	-	-	NM
Net Income (Loss) Available to Common Stockholders - Diluted	$313.5	$302.6	$146.6	$(538.7)	$245.3	-21.8%

Stockholders' Equity
Beginning-of-period, including AOCI	$11,814.2	$12,058.8	$12,557.8	$13,986.9	$13,237.9
End-of-period, including AOCI	12,058.8	12,557.8	13,986.9	13,237.9	13,261.0
End-of-period, excluding AOCI	11,186.1	11,331.3	11,323.0	10,559.0	10,639.1

Average Stockholders' Equity
Average equity, including average AOCI	$11,936.5	$12,308.3	$13,272.4	$13,612.4	$13,249.5
Average AOCI	861.9	1,049.6	1,945.3	2,671.4	2,650.4
Average equity, excluding AOCI	11,074.6	11,258.7	11,327.1	10,941.0	10,599.1
Average goodwill	3,019.4	3,019.4	3,019.4	2,646.1	2,272.8
Average equity, excluding AOCI and goodwill	$8,055.2	$8,239.3	$8,307.7	$8,294.9	$8,326.3

Common Shares Outstanding
Average for the period - basic	315.0	311.4	304.8	297.9	289.1
Average for the period - diluted	322.9	319.9	312.0	303.4	295.9
End-of-period - diluted	321.3	316.8	306.9	297.0	293.0

Earnings (Loss) Per Common Share - Diluted
Income (loss) from operations (5)	$1.00	$1.02	$1.04	$0.92	$1.00
Net income (loss) (5)	0.97	0.95	0.47	(1.81)	0.83

Stockholders' Equity Per Common Share
Stockholders' equity, including AOCI	$38.45	$40.71	$46.34	$45.41	$46.43
Stockholders' equity, excluding AOCI	35.67	36.73	37.52	36.22	37.25
Dividends declared (common stock)	0.050	0.050	0.050	0.080	0.080

Return on Equity, Excluding AOCI
Net income (loss) with average equity including goodwill	11.3%	10.8%	5.4%	-19.7%	9.3%
Income (loss) from operations with average equity including goodwill	11.6%	11.6%	11.6%	10.2%	11.2%
Income (loss) from operations with average equity excluding goodwill	16.0%	15.8%	15.8%	13.5%	14.2%

Market Value of Common Shares
Highest price	$32.68	$32.39	$29.67	$21.88	$27.54
Lowest price	28.00	25.97	15.00	13.75	19.38
Closing price	30.04	28.49	15.63	19.42	26.36

(1) See page 6 for detail.
(2)
We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.
(3)	Includes discontinued operations and the gain (loss) on disposal. See Discontinued Operations on page 26 for details.
(4)
The numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans if the effect of equity classification would be more dilutive to our diluted EPS.

(5)
For any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares since using diluted shares would be anti-dilutive to the calculation. In these periods we would also exclude the adjustment discussed in footnote (4) above when arriving at EPS.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012						PAGE 6
Details Underlying Realized Gain (Loss), After-DAC and Benefit Ratio Unlocking
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2011	2011	2011	2011	2012	Change
Components of Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss) (1)(2)	$22.9	$23.5	$23.1	$24.9	$27.3	19.2%
Total excluded realized gain (loss) (3)(4)(5)(6)(7)	(20.8)	(32.6)	(186.1)	(149.1)	(113.0)	NM
Total realized gain (loss), pre-tax	$2.1	$(9.1)	$(163.0)	$(124.2)	$(85.7)	NM

Reconciliation of Excluded Realized Gain (Loss) Net of Benefit Ratio Unlocking, After-Tax (8)
Total excluded realized gain (loss) (3)(4)(5)(6)(7)	$(13.5)	$(21.2)	$(121.0)	$(96.9)	$(73.4)	NM
Benefit ratio unlocking (9)	4.9	(1.3)	(41.5)	24.5	23.4	NM
Excluded realized gain (loss) net of benefit ratio unlocking, after-tax	$(8.6)	$(22.5)	$(162.5)	$(72.4)	$(50.0)	NM

Components of Excluded Realized Gain (Loss) Net of Benefit Ratio Unlocking, After-Tax (8)
Realized gain (loss) related to certain investments (3)	$(9.6)	$(21.2)	$(28.7)	$(37.0)	$(31.6)	NM
Gain (loss) on the mark-to-market on certaininstruments (4)	6.8	(0.5)	(68.5)	8.7	37.5	NM
Variable annuity net derivatives results: (5)(6)(9)
Hedge program performance	(18.0)	(11.5)	(91.5)	5.8	18.6	203.3%
Unlocking for GLB reserves hedged	-	-	(78.3)	-	-	NM
GLB NPR component	10.5	10.5	106.3	(49.5)	(84.3)	NM
Total variable annuity net derivatives results	(7.5)	(1.0)	(63.5)	(43.7)	(65.7)	NM
Indexed annuity forward-starting option (7)	1.7	0.2	(1.8)	(0.4)	9.8	NM
Excluded realized gain (loss) net of benefit ratiounlocking, after-tax	$(8.6)	$(22.5)	$(162.5)	$(72.4)	$(50.0)	NM

(1)
Includes the net difference between the change in the fair value of the S&P 500 Index® call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products.  The change in the fair value of the liability for the embedded derivative represents the amount that is credited to the indexed annuity contract.
(2)
Includes the "risk/profit margin" portion of the attributed GLB rider fees. We have certain GLB variable annuity riders with GWB and GIB features that are embedded derivatives.  We attribute to the embedded derivative the portion of total fees collected from the contract holder that relates to the GLB riders (the “attributed fees”).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract (the “net valuation premium”) plus a margin that a theoretical market participant would include for risk/profit (the “risk/profit margin”).  We include the net valuation premium of the GLB attributed rider fees in excluded realized gain (loss).  For our Annuities and Retirement Plan Services segments, the total fees collected from the contract holders in excess of the GLB attributed fees are reported in insurance fees.
(3)	See page 28 for detail.
(4)
Includes changes in the fair values of certain derivative investments (including the credit default swaps and contingent forwards associated with consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements) and trading securities.

(5)
Includes the net valuation premium, the change in GLB embedded derivative reserves and the change in the fair value of the derivative instruments we own to hedge them, including the cost of purchasing the hedging instruments.  In addition, these results include the changes in reserves not accounted for at fair value and resulting benefit ratio unlocking on our GDB and GLB riders and the change in the fair value of the derivative instruments we own to hedge them.

(6)	Includes the change in the fair value of the derivatives we own to hedge the change in the GDB riders.
(7)
Includes changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(8)
We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.
(9)	Represents or includes changes in reserves not accounted for at fair value and resulting from benefit ratio unlocking on our GDB and GLB riders.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012						PAGE 7
Consolidated Statements of Income (Loss)
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2011	2011	2011	2011	2012	Change
Revenues
Insurance premiums	$567.8	$594.1	$559.0	$573.1	$588.9	3.7%
Surrender charges	34.2	40.2	29.5	29.2	29.4	-14.0%
Mortality assessments	324.7	326.7	335.1	325.1	336.9	3.8%
Expense assessments	458.8	533.2	499.8	500.0	540.7	17.9%
Net investment income	1,191.2	1,180.6	1,150.7	1,129.3	1,165.8	-2.1%
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(43.6)	(47.1)	(44.1)	(33.9)	(97.2)	NM
Portion of loss recognized in other comprehensive income	2.9	16.0	17.6	8.5	49.8	NM
Net other-than-temporary impairment losses on securities recognized in earnings	(40.7)	(31.1)	(26.5)	(25.4)	(47.4)	-16.5%
Realized gain (loss), excluding other-than-temporary impairment losses on securities	42.8	22.0	(136.5)	(98.8)	(38.3)	NM
Total realized gain (loss) (1)	2.1	(9.1)	(163.0)	(124.2)	(85.7)	NM
Amortization of deferred gains on business sold through reinsurance	18.7	18.7	18.7	18.7	18.6	-0.5%
Other revenues and fees	120.5	123.1	117.7	116.7	119.8	-0.6%
Total Revenues	2,718.0	2,807.5	2,547.5	2,567.9	2,714.4	-0.1%
Benefits and Expenses
Interest credited	614.8	624.6	624.8	623.6	624.8	1.6%
Benefits	833.4	1,028.3	664.8	818.9	858.4	3.0%
Underwriting, acquisition, insurance and other expenses	769.3	673.9	1,023.6	797.2	856.2	11.3%
Interest and debt expense	71.6	72.0	79.4	70.5	67.5	-5.7%
Impairment of intangibles	-	-	-	746.7	-	NM
Total Benefits and Expenses	2,289.1	2,398.8	2,392.6	3,056.9	2,406.9	5.1%
Income (loss) from continuing operations before taxes	428.9	408.7	154.9	(489.0)	307.5	-28.3%
Federal income tax expense (benefit)	115.4	104.8	(6.4)	49.7	61.4	-46.8%
Income (Loss) from Continuing Operations	313.5	303.9	161.3	(538.7)	246.1	-21.5%
Income (loss) from discontinued operations, net offederal income taxes (2)	-	-	(8.4)	-	(0.8)	NM
Net Income (Loss)	313.5	303.9	152.9	(538.7)	245.3	-21.8%
Adjustment for deferred units of LNC stock in our deferred compensation plans (3)	-	(1.3)	(6.3)	-	-	NM
Net Income (Loss) Available to CommonStockholders - Diluted	$313.5	$302.6	$146.6	$(538.7)	$245.3	-21.8%

Earnings (Loss) Per Common Share (Diluted)
Income (loss) from continuing operations	$0.97	$0.95	$0.50	$(1.81)	$0.83	-14.4%
Income (loss) from discontinued operations, net of federal income taxes (2)	-	-	(0.03)	-	-	NM
Net Income (Loss) (4)	$0.97	$0.95	$0.47	$(1.81)	$0.83	-14.4%

(1)	See page 6 for detail.
(2)	Includes discontinued operations and the gain (loss) on disposal. See Discontinued Operations on page 26 for details.
(3)
The numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans if the effect of equity classification would be more dilutive to our diluted EPS.

(4)
For any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares since using diluted shares would be anti-dilutive to the calculation. In these periods we would also exclude the adjustment discussed infootnote (3) above when arriving at EPS.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012					PAGE 8
Consolidated Roll Forwards of DAC, VOBA, DSI and DFEL
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March
DAC and VOBA	2011	2011	2011	2011	2012
Balance as of beginning-of-period	$7,414.2	$7,695.5	$7,698.9	$6,704.7	$6,775.8
Business acquired through reinsurance	-	-	1.7	10.6	-
Deferrals	338.3	351.8	341.0	364.2	290.4
Amortization, net of interest	(166.5)	(84.7)	(424.8)	(169.6)	(199.8)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	171.8	267.1	(83.8)	194.6	90.6
Amortization, net of interest, associated with benefit ratio unlocking	(0.9)	0.1	7.1	(4.9)	(4.5)
Adjustment related to realized (gains) losses	(21.7)	(18.1)	3.4	12.3	18.9
Adjustment related to unrealized (gains) losses	132.1	(245.7)	(922.6)	(141.5)	(0.6)
Balance as of End-of-Period	$7,695.5	$7,698.9	$6,704.7	$6,775.8	$6,880.0

DSI
Balance as of beginning-of-period	$285.6	$285.9	$276.2	$267.7	$271.2
Deferrals	9.7	8.7	10.5	10.5	8.7
Amortization, net of interest	(12.7)	(11.2)	(10.5)	(5.3)	(12.2)
Deferrals, net of amortization included in operating insurance benefits or interest credited	(3.0)	(2.5)	-	5.1	(3.5)
Amortization, net of interest, associated with benefit ratio unlocking	(0.2)	-	1.2	(0.9)	(0.7)
Adjustment related to realized (gains) losses	(0.7)	(1.4)	(0.7)	1.5	2.5
Adjustment related to unrealized (gains) losses	4.2	(5.8)	(9.0)	(2.2)	(1.1)
Balance as of End-of-Period	$285.9	$276.2	$267.7	$271.2	$268.4

DFEL
Balance as of beginning-of-period	$1,501.9	$1,639.8	$1,693.8	$1,337.6	$1,368.3
Deferrals	142.7	134.3	134.4	132.2	89.7
Amortization, net of interest	(5.3)	(54.1)	(40.2)	(35.8)	(50.0)
Deferrals, net of amortization included in operating expense assessments	137.4	80.2	94.2	96.4	39.7
Amortization, net of interest, associated with benefit ratio unlocking	(0.2)	-	1.6	(1.0)	(1.1)
Adjustment related to realized (gains) losses	(3.7)	(2.1)	(4.2)	1.4	5.5
Adjustment related to unrealized (gains) losses	4.4	(24.1)	(447.8)	(66.1)	(8.7)
Balance as of End-of-Period	$1,639.8	$1,693.8	$1,337.6	$1,368.3	$1,403.7

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012						PAGE 9
Consolidating Statements of Income (Loss) From Operations
For the Quarter Ended March 31, 2012
Unaudited (in millions)

		Retirement
		Plan	Life	Group	Other
	Annuities	Services	Insurance	Protection	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$17.3	$-	$108.6	$463.0	$0.1	$589.0
Surrender charges	5.7	0.4	23.2	-	-	29.3
Mortality assessments	-	-	336.8	-	-	336.8
Expense assessments	319.4	51.3	168.6	-	-	539.3
Net investment income	272.3	197.0	588.3	38.4	69.8	1,165.8
Operating realized gain (loss) (2)	27.0	0.1	-	-	-	27.1
Amortization of deferred gain on business sold through reinsurance	-	-	-	-	18.0	18.0
Other revenues and fees	89.0	3.3	7.1	2.2	18.6	120.2
Total Operating Revenues	730.7	252.1	1,232.6	503.6	106.5	2,825.5
Operating Expenses
Interest credited	170.5	110.7	311.2	0.8	31.1	624.3
Benefits	46.2	0.1	474.5	349.9	27.7	898.4
Underwriting, acquisition, insurance and other expenses	352.6	94.5	239.1	128.0	37.3	851.5
Interest and debt expense	-	-	-	-	67.5	67.5
Total Operating Expenses	569.3	205.3	1,024.8	478.7	163.6	2,441.7
Income (loss) from operations before federal income taxes	161.4	46.8	207.8	24.9	(57.1)	383.8
Federal income tax expense (benefit)	24.8	12.2	65.5	8.8	(23.2)	88.1
Income (Loss) from Operations	$136.6	$34.6	$142.3	$16.1	$(33.9)	$295.7

(1) Includes inter-segment eliminations.
(2) For detail, see pages 13 and 18.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012						PAGE 10
Consolidating Statements of Income (Loss) From Operations
For the Quarter Ended March 31, 2011
Unaudited (in millions)

		Retirement
		Plan	Life	Group	Other
	Annuities	Services	Insurance	Protection	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$23.1	$-	$108.1	$436.6	$0.1	$567.9
Surrender charges	10.5	0.7	23.0	-	-	34.2
Mortality assessments	-	-	324.7	-	-	324.7
Expense assessments	299.4	53.9	104.7	-	-	458.0
Net investment income	288.1	204.9	579.1	39.1	80.1	1,191.3
Operating realized gain (loss) (2)	22.8	0.1	-	-	-	22.9
Amortization of deferred gain on business sold through reinsurance	-	-	-	-	18.0	18.0
Other revenues and fees	89.3	3.7	7.5	2.2	18.2	120.9
Total Operating Revenues	733.2	263.3	1,147.1	477.9	116.4	2,737.9
Operating Expenses
Interest credited	174.4	108.3	302.2	0.9	28.8	614.6
Benefits	35.4	-	447.2	326.7	32.5	841.8
Underwriting, acquisition, insurance and other expenses	339.5	85.5	187.2	113.1	43.0	768.3
Interest and debt expense	-	-	-	-	71.6	71.6
Total Operating Expenses	549.3	193.8	936.6	440.7	175.9	2,296.3
Income (loss) from operations before federal income taxes	183.9	69.5	210.5	37.2	(59.5)	441.6
Federal income tax expense (benefit)	39.9	21.3	68.1	13.1	(22.5)	119.9
Income (Loss) from Operations	$144.0	$48.2	$142.4	$24.1	$(37.0)	$321.7

(1) Includes inter-segment eliminations.
(2) For detail, see pages 13 and 18.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012					PAGE 11
Consolidated Balance Sheets and Selected Share Data
Unaudited (in millions)

	As of
	March	June	Sept.	Dec.	March
	2011	2011	2011	2011	2012
ASSETS
Investments:
Corporate bonds	$53,174.8	$54,830.4	$58,262.0	$59,261.1	$60,599.5
U.S. Government bonds	161.8	239.7	286.0	494.6	486.3
Foreign government bonds	516.0	592.6	641.9	732.4	650.3
Mortgage-backed securities	10,541.6	10,334.3	10,119.5	9,638.7	9,095.5
Asset-backed securities	136.8	126.1	110.4	101.6	101.8
State and municipal bonds	3,280.0	3,479.3	3,969.7	4,047.2	4,124.5
Hybrid and redeemable preferred securities	1,420.0	1,317.8	1,202.0	1,157.2	1,196.5
VIEs' fixed maturity securities	586.8	592.6	699.5	700.1	701.9
Equity securities	144.6	143.7	137.4	138.8	125.6
Total available-for-sale securities	69,962.4	71,656.5	75,428.4	76,271.7	77,081.9
Trading securities	2,598.0	2,624.7	2,726.2	2,674.7	2,649.7
Mortgage loans on real estate	6,748.7	6,870.5	6,893.3	6,942.6	6,937.6
Real estate	188.9	149.9	135.8	136.8	112.6
Policy loans	2,837.1	2,877.1	2,873.5	2,884.6	2,841.8
Derivative investments	945.7	1,097.0	3,028.7	3,151.0	2,244.5
Other investments	1,029.4	1,002.3	1,104.7	1,068.6	1,043.6
Total investments	84,310.2	86,278.0	92,190.6	93,130.0	92,911.7
Cash and invested cash	2,216.4	2,911.8	4,832.7	4,510.2	3,515.8
DAC and VOBA	7,695.5	7,699.0	6,704.7	6,775.8	6,880.0
Premiums and fees receivable	400.8	370.3	383.4	407.5	436.8
Accrued investment income	988.9	994.2	1,023.3	981.4	1,026.4
Reinsurance recoverables	6,580.0	6,556.2	6,658.8	6,526.0	6,534.2
Funds withheld reinsurance assets	889.0	884.9	881.2	874.1	865.9
Goodwill	3,019.4	3,019.4	3,019.4	2,272.8	2,272.8
Other assets	2,403.9	2,422.5	2,433.2	2,535.9	2,486.4
Separate account assets	88,236.3	88,845.6	78,194.6	83,476.5	91,088.2
Total Assets	$196,740.4	$199,981.9	$196,321.9	$201,490.2	$208,018.2

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Future contract benefits	$17,333.3	$17,873.9	$19,988.5	$19,813.4	$18,783.8
Other contract holder funds	67,098.8	67,838.1	68,552.3	69,465.5	70,027.7
Short-term debt	351.6	251.3	549.9	299.9	299.9
Long-term debt categorized by standard rating agency leverage definitions:
Operating (see note (4) on page 3 for details)	1,122.2	1,122.2	1,122.3	1,122.3	1,122.3
Financial	4,247.4	4,606.5	4,226.1	4,269.1	4,484.1
Reinsurance related embedded derivatives	91.0	119.1	177.3	167.5	158.0
Funds withheld reinsurance liabilities	1,134.7	1,107.1	1,072.0	1,044.8	1,042.8
Deferred gain on indemnity reinsurance	449.6	430.9	412.2	393.5	374.9
Payables for collateral on investments	1,554.2	1,805.5	3,855.1	3,733.3	2,874.5
VIEs' liabilities	130.0	129.5	203.0	193.4	149.5
Other liabilities	2,932.5	3,294.4	3,981.7	4,273.1	4,351.5
Separate account liabilities	88,236.3	88,845.6	78,194.6	83,476.5	91,088.2
Total liabilities	184,681.6	187,424.1	182,335.0	188,252.3	194,757.2
Stockholders' Equity
Series A preferred stock	0.4	0.4	0.4	0.4	0.3
Common stock	8,063.5	7,937.6	7,791.5	7,589.6	7,447.4
Retained earnings	3,122.2	3,393.3	3,531.1	2,969.0	3,191.4
AOCI:
Net unrealized gain (loss) on available-for-sale securities	1,184.9	1,555.5	2,842.5	2,946.6	2,933.2
Unrealized other-than-temporary impairment on available-for-sale securities	(112.1)	(111.0)	(110.0)	(109.6)	(118.9)
Net unrealized gain (loss) on derivative instruments	(19.6)	(37.0)	111.7	119.2	89.4
Foreign currency translation adjustment	1.6	(2.6)	2.7	0.5	(3.0)
Funded status of employee benefit plans	(182.1)	(178.4)	(183.0)	(277.8)	(278.8)
Total accumulated other comprehensive income (loss)	872.7	1,226.5	2,663.9	2,678.9	2,621.9
Total stockholders' equity	12,058.8	12,557.8	13,986.9	13,237.9	13,261.0
Total Liabilities and Stockholders' Equity	$196,740.4	$199,981.9	$196,321.9	$201,490.2	$208,018.2

Share Data Per Common Share
Stockholders' equity per share	$38.45	$40.71	$46.34	$45.41	$46.43
Book value, excluding AOCI	35.67	36.73	37.52	36.22	37.26
Common shares outstanding - assuming conversion of Series A preferred shares	313.6	308.5	301.8	291.5	285.6

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012						PAGE 12
Balance Sheet Data - Segment Highlights
Unaudited (in millions)

As of March 31, 2012		Retirement
		Plan	Life	Group	Other
	Annuities	Services	Insurance	Protection	Operations (1)	Consolidated
Assets
Allocated investments and cash and invested cash (2)	$26,656.3	$15,548.0	$43,935.9	$2,893.2	$7,394.1	$96,427.5
DAC and VOBA	1,965.1	165.0	4,585.9	164.0	-	6,880.0
Goodwill	439.8	20.2	1,538.5	274.3	-	2,272.8
DSI and other intangibles	266.8	3.6	76.0	-	118.2	464.6
Reinsurance recoverables	497.8	-	2,080.5	52.3	3,903.6	6,534.2
Separate account assets	70,992.7	13,949.4	5,977.1	-	169.0	91,088.2

Liabilities and Capital
Future contract benefits	2,393.1	3.2	8,104.3	1,780.3	6,502.9	18,783.8
Other contract holder funds	20,774.6	13,814.1	34,366.4	235.9	836.7	70,027.7

Allocated capital (3)	3,513.2	969.0	7,318.7	1,188.0	(2,349.8)	10,639.1

As of December 31, 2011

Assets
Allocated investments and cash and invested cash (2)	$28,466.8	$15,395.1	$43,628.0	$2,854.9	$7,295.4	$97,640.2
DAC and VOBA	1,912.1	183.1	4,515.6	165.0	-	6,775.8
Goodwill	439.8	20.2	1,538.5	274.3	-	2,272.8
DSI and other intangibles	269.5	3.6	77.0	-	118.3	468.4
Reinsurance recoverables	560.5	-	2,069.6	48.8	3,847.1	6,526.0
Separate account assets	64,946.5	12,858.3	5,508.6	-	163.1	83,476.5

Liabilities and Capital
Future contract benefits	3,642.4	7.4	7,983.8	1,741.7	6,438.1	19,813.4
Other contract holder funds	20,701.3	13,623.8	34,065.6	236.1	838.7	69,465.5

Allocated capital (3)	3,279.8	881.2	7,178.9	1,172.5	(1,953.3)	10,559.1

(1) Includes inter-segment eliminations.
(2)
Includes inter-segment cash management balances our segments utilize to borrow money to meet their short-term needs and also to invest short-term funds with other segments.  These balances eliminate in consolidation.

(3)					Allocated capital is based on internal economic capital models plus certain other items (principally intangibles, including DAC and VOBA, goodwill and other items).

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012						PAGE 13
Annuities
Income (Loss) from Operations and Operational Data
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2011	2011	2011	2011	2012	Change
Operating Revenues
Insurance premiums (1)	$23.1	$21.8	$14.6	$14.2	$17.3	-25.1%
Surrender charges	10.5	10.0	8.1	5.9	5.7	-45.7%
Expense assessments	299.4	311.5	308.7	293.0	319.4	6.7%
Net investment income	288.1	277.7	270.9	269.6	272.3	-5.5%
Operating realized gain (loss) (2)	22.8	23.4	23.0	24.8	27.0	18.4%
Other revenues and fees (3)	89.3	90.4	85.7	84.2	89.0	-0.3%
Total Operating Revenues	733.2	734.8	711.0	691.7	730.7	-0.3%
Operating Expenses
Interest credited	174.4	178.0	177.2	168.9	170.5	-2.2%
Benefits (1)	35.4	42.6	87.0	47.1	46.2	30.5%
Underwriting, acquisition, insurance and other expenses	339.5	335.5	286.8	321.4	352.6	3.9%
Total Operating Expenses	549.3	556.1	551.0	537.4	569.3	3.6%
Income (loss) from operations before federal income taxes	183.9	178.7	160.0	154.3	161.4	-12.2%
Federal income tax expense (benefit)	39.9	33.9	6.7	23.5	24.8	-37.8%
Income (Loss) from Operations	$144.0	$144.8	$153.3	$130.8	$136.6	-5.1%

Effective Tax Rate	21.7%	19.0%	4.2%	15.2%	15.4%

Average Stockholders' Equity, Excluding AOCI
Average equity, including goodwill	$2,732.0	$2,756.5	$3,020.0	$3,267.6	$3,396.5
Average goodwill	439.8	439.8	439.8	439.8	439.8
Average equity, excluding goodwill	$2,292.2	$2,316.7	$2,580.2	$2,827.8	$2,956.7
Return on Equity, Excluding AOCI
Including goodwill	21.1%	21.0%	20.3%	16.0%	16.1%
Excluding goodwill	25.1%	25.0%	23.8%	18.5%	18.5%

Income (Loss) from Operations - Basis Points onAverage Account Values - Annualized	66	65	71	61	61	(5)

Operating Realized Gain (Loss) (2)
Indexed annuity net derivatives results (4)	$1.1	$0.4	$(1.0)	$0.5	$1.4	27.3%
GLB (5)	21.7	23.0	24.0	24.3	25.6	18.0%
Total Operating Realized Gain (Loss)	$22.8	$23.4	$23.0	$24.8	$27.0	18.4%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$176.6	$193.4	$182.4	$173.2	$183.4	3.9%
General and administrative expenses	86.9	93.1	85.5	94.6	97.6	12.3%
Inter-segment reimbursement associated with reserve financing and LOC expenses (6)	(0.5)	0.4	(0.9)	0.2	-	100.0%
Broker-dealer commissions and general and administrative expenses	90.8	88.5	85.0	83.1	87.9	-3.2%
Taxes, licenses and fees	9.4	8.2	6.7	2.7	10.0	6.4%
Total commissions and expenses incurred	363.2	383.6	358.7	353.8	378.9	4.3%
Less: commissions and expenses capitalized	(127.0)	(140.8)	(136.8)	(122.7)	(124.5)	2.0%
Amortization of DAC and VOBA, net of interest	103.3	92.7	64.9	90.3	98.2	-4.9%
Total Underwriting, Acquisition, Insurance and Other Expenses	$339.5	$335.5	$286.8	$321.4	$352.6	3.9%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized (7)	40	42	40	44	43	3

(1)	Includes our single premium immediate annuities, which have a corresponding offset to benefits for changes in reserves.
(2) Included in income (loss) from operations.
(3)	Other revenues and fees consists primarily of fees attributable to broker-dealer services that are subject to market volatility.
(4) See note (1) on page 6 for details.
(5) See note (2) on page 6 for details.
(6)
Represents reimbursements to Annuities from the Life Insurance segment for reserve financing, net of expenses incurred by Annuities for its use of LOCs. The inter-segment amounts are not reported on our Consolidated Statements of Income (Loss).

(7) Includes distribution costs.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012					PAGE 14
Annuities
DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March
DAC and VOBA	2011	2011	2011	2011	2012
Balance as of beginning-of-period	$1,881.7	$1,949.4	$1,913.3	$1,876.9	$1,912.1
Deferrals	127.0	140.8	136.8	122.7	124.5
Amortization, net of interest	(103.3)	(92.7)	(64.9)	(90.3)	(98.2)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	23.7	48.1	71.9	32.4	26.3
Amortization, net of interest, associated with benefit ratio unlocking	(0.9)	0.1	7.0	(4.7)	(4.5)
Adjustment related to realized (gains) losses	(6.9)	(8.5)	0.8	12.9	17.4
Adjustment related to unrealized (gains) losses	51.8	(75.8)	(116.1)	(5.4)	13.8
Balance as of End-of-Period	$1,949.4	$1,913.3	$1,876.9	$1,912.1	$1,965.1

DSI
Balance as of beginning-of-period	$283.6	$283.8	$274.2	$265.7	$269.5
Deferrals	9.7	8.7	10.5	10.4	8.7
Amortization, net of interest	(12.7)	(11.1)	(10.6)	(5.2)	(12.1)
Deferrals, net of amortization included in operating interest credited	(3.0)	(2.4)	(0.1)	5.2	(3.4)
Amortization, net of interest, associated with benefit ratio unlocking	(0.2)	-	1.2	(0.9)	(0.7)
Adjustment related to realized (gains) losses	(0.7)	(1.4)	(0.7)	1.5	2.5
Adjustment related to unrealized (gains) losses	4.1	(5.8)	(8.9)	(2.0)	(1.1)
Balance as of End-of-Period	$283.8	$274.2	$265.7	$269.5	$266.8

DFEL
Balance as of beginning-of-period	$222.0	$234.2	$246.9	$249.2	$262.6
Deferrals	16.8	18.6	15.7	9.9	6.4
Amortization, net of interest	(5.7)	(4.7)	(9.1)	3.5	(5.3)
Deferrals, net of amortization included in operating expense assessments	11.1	13.9	6.6	13.4	1.1
Amortization, net of interest, associated with benefitratio unlocking	(0.2)	-	1.6	(1.0)	(1.1)
Adjustment related to realized (gains) losses	(1.7)	(0.7)	(4.7)	1.6	5.3
Adjustment related to unrealized (gains) losses	3.0	(0.5)	(1.2)	(0.6)	(0.7)
Balance as of End-of-Period	$234.2	$246.9	$249.2	$262.6	$267.2

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012						PAGE 15
Annuities
Account Value Roll Forwards and Information
Unaudited (in billions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2011	2011	2011	2011	2012	Change
Fixed Annuities (1)
Balance as of beginning-of-period	$20.952	$20.947	$21.224	$21.375	$21.426	2.3%
Gross deposits	1.116	1.307	1.294	1.062	1.008	-9.7%
Withdrawals and deaths	(0.513)	(0.525)	(0.590)	(0.564)	(0.549)	-7.0%
Net flows	0.603	0.782	0.704	0.498	0.459	-23.9%
Transfers to variable annuities	(0.832)	(0.699)	(0.609)	(0.704)	(0.671)	19.4%
Interest credited	0.214	0.186	0.046	0.247	0.270	26.2%
Sales inducements deferred	0.010	0.008	0.010	0.010	0.009	-10.0%
Balance as of End-of-Period (Gross)	20.947	21.224	21.375	21.426	21.493	2.6%
Reinsurance ceded	(0.949)	(0.935)	(0.920)	(0.902)	(0.884)	6.8%
Balance as of End-of-Period (Net of Ceded)	$19.998	$20.289	$20.455	$20.524	$20.609	3.1%

Variable Annuities (2)
Balance as of beginning-of-period	$64.858	$67.787	$68.551	$60.774	$65.010	0.2%
Gross deposits	1.523	1.620	1.415	1.313	1.472	-3.3%
Withdrawals and deaths	(1.643)	(1.702)	(1.456)	(1.466)	(1.638)	0.3%
Net flows	(0.120)	(0.082)	(0.041)	(0.153)	(0.166)	-38.3%
Transfers from fixed annuities	0.832	0.699	0.609	0.704	0.671	-19.4%
Investment increase and change in market value	2.217	0.147	(8.345)	3.685	5.544	150.1%
Balance as of End-of-Period	$67.787	$68.551	$60.774	$65.010	$71.059	4.8%

Total Annuities
Balance as of beginning-of-period	$85.810	$88.734	$89.775	$82.149	$86.436	0.7%
Gross deposits	2.639	2.927	2.709	2.375	2.480	-6.0%
Withdrawals and deaths	(2.156)	(2.227)	(2.046)	(2.030)	(2.187)	-1.4%
Net flows	0.483	0.700	0.663	0.345	0.293	-39.3%
Interest credited and change in market value	2.431	0.333	(8.299)	3.932	5.814	139.2%
Sales inducements deferred	0.010	0.008	0.010	0.010	0.009	-10.0%
Balance as of End-of-Period (Gross)	88.734	89.775	82.149	86.436	92.552	4.3%
Reinsurance ceded	(0.949)	(0.935)	(0.920)	(0.902)	(0.884)	6.8%
Balance as of End-of-Period (Net of Ceded)	$87.785	$88.840	$81.229	$85.534	$91.668	4.4%

Variable Annuities Under Agreement - Included Above	$0.076	$0.073	$0.060	$0.062	$0.065	-14.5%

Incremental Deposits (3)
Fixed annuities	$1.114	$1.306	$1.292	$1.062	$1.006	-9.7%
Variable annuities	1.515	1.614	1.411	1.309	1.464	-3.4%
Total Incremental Deposits	$2.629	$2.920	$2.703	$2.371	$2.470	-6.0%

(1)	Includes the fixed portion of variable annuities.
(2)	Excludes the fixed portion of variable annuities.
(3)	Represents gross deposits reduced by transfers from other Lincoln products.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012						PAGE 16
Annuities
Account Value Information
Unaudited (in billions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2011	2011	2011	2011	2012	Change

Fixed Annuities, Excluding Fixed Portion of Variable Contracts
Deposits	$0.077	$0.091	$0.092	$0.052	$0.048	-37.7%
Withdrawals and deaths	(0.266)	(0.284)	(0.318)	(0.272)	(0.248)	6.8%
Net flows	$(0.189)	$(0.193)	$(0.226)	$(0.220)	$(0.200)	-5.8%

Gross fixed contract account values	$8.627	$8.517	$8.375	$8.231	$8.106	-6.0%
Reinsurance ceded	(0.947)	(0.933)	(0.918)	(0.899)	(0.882)	6.9%
Net fixed contract account values	$7.680	$7.584	$7.457	$7.332	$7.224	-5.9%

Indexed Annuities
Deposits	$0.378	$0.480	$0.462	$0.295	$0.247	-34.7%
Withdrawals and deaths	(0.158)	(0.153)	(0.190)	(0.203)	(0.217)	-37.3%
Net flows	$0.220	$0.327	$0.272	$0.092	$0.030	-86.4%

Gross indexed contract account values	$9.016	$9.421	$9.634	$9.875	$10.080	11.8%
Reinsurance ceded	(0.002)	(0.002)	(0.002)	(0.002)	(0.001)	50.0%
Net indexed contract account values	$9.014	$9.419	$9.632	$9.873	$10.079	11.8%

Fixed Portion of Variable Contracts
Deposits	$0.661	$0.736	$0.740	$0.715	$0.713	7.9%
Withdrawals and deaths	(0.089)	(0.088)	(0.082)	(0.089)	(0.084)	5.6%
Net flows	$0.572	$0.648	$0.658	$0.626	$0.629	10.0%

Gross fixed portion of variable contract account values	$3.304	$3.286	$3.366	$3.320	$3.307	0.1%
Reinsurance ceded	-	-	-	(0.001)	(0.001)	NM
Net fixed portion of variable contract account values	$3.304	$3.286	$3.366	$3.319	$3.306	0.1%

Variable Annuities, Including Fixed Portion of Variable Contracts
Deposits	$2.184	$2.356	$2.155	$2.028	$2.185	0.0%
Withdrawals and deaths	(1.732)	(1.790)	(1.538)	(1.555)	(1.722)	0.6%
Net flows	$0.452	$0.566	$0.617	$0.473	$0.463	2.4%

Variable Contract Account Values	$71.091	$71.837	$64.140	$68.329	$74.366	4.6%

Average Daily Variable Annuity Separate Account Values	$66.459	$68.262	$65.169	$64.173	$69.003	3.8%

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012						PAGE 17
Annuities
Interest Rate Spread Information, GLB Expense Assessments,
GLB Attributed Fee and GLB Account Values by Type
Unaudited (in billions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2011	2011	2011	2011	2012	Change
						(Basis Point)
Interest Rate Spread (1)						Change
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses	5.27%	5.19%	5.08%	4.98%	4.93%	(34)
Commercial mortgage loan prepayment and bond make whole premiums	0.26%	0.11%	0.12%	0.09%	0.04%	(22)
Alternative investments	0.01%	0.00%	0.00%	0.00%	0.00%	(1)
Net investment income yield on reserves	5.54%	5.30%	5.20%	5.07%	4.97%	(57)
Interest rate credited to contract holders	3.31%	3.38%	3.33%	3.26%	3.15%	(16)
Interest rate spread	2.23%	1.92%	1.87%	1.81%	1.82%	(41)

Variable Annuity Expense Assessments (in millions) (2)	$365.7	$380.8	$381.3	$367.8	$399.8	9.3%

GLB Expense Assessments (in millions) (3)	$81.7	$86.8	$91.0	$94.2	$99.8	22.2%

Components of Attributed Fees on GLB (in millions)
Attributed fee included in operating revenues and income from operations (4)	$28.1	$29.4	$30.6	$31.2	$32.8	16.7%
Attributed fee excluded from operating revenues and income from operations (5)	38.3	40.1	42.0	43.9	47.8	24.8%
Total Attributed Fees on GLB	$66.4	$69.5	$72.6	$75.1	$80.6	21.4%

GLB Account Values by Type
Guaranteed withdrawal benefits (6)	$31.920	$32.606	$29.554	$31.786	$34.895	9.3%
Guaranteed income benefits (7)	12.131	12.605	11.513	12.450	13.752	13.4%
Total GLB Account Values	$44.051	$45.211	$41.067	$44.237	$48.647	10.4%

(1)
For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average invested assets on reserves.  We exclude net investment income earned on investments  supporting statutory surplus, reverse repurchase agreement interest expense and inter-segment cash management account interest expense from our yield and spread calculations.  The average crediting rate is calculated using interest credited before DSI amortization, plus the immediate annuity reserve change (included within benefits), divided by average fixed account values net of co-insured account values.  Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.
(2)
Comprised of the variable annuity expense assessments included in the expense assessments line item on page 13 and the amounts presented in the components of attributed fees on GLB, as described in note (4) and note (5) and disclosed above.

(3)
Comprised of the GLB expense assessments included in the expense assessments line item on page 13 and the amounts presented in the components of attributed fees on GLB, as described in note (4) and note (5) and disclosed above.

(4)
Includes the risk/profit margin portion of the GLB attributed rider fees in operating realized gain (loss) and the amount reported in expense assessments.  See note (2) on page 6 for further discussion.

(5)	Includes the net valuation premium of the GLB attributed rider fees in excluded realized gain (loss). See note (6) on page 6 for further discussion.
(6)
Guaranteed withdrawal benefits include features that offer the contract holder a guarantee equal to the initial deposit (or contract value, if elected after issue), adjusted for any subsequent purchase payments or withdrawals.

(7)
For our guaranteed income benefits, we offer other product riders allowing variable annuity contract holders access and control during the income distribution phase of their contract.  This added flexibility allows the contract holdervalue for transfers, to access the account additional withdrawals and other service features, such as portfolio rebalancing.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012						PAGE 18
Retirement Plan Services
Income (Loss) from Operations, Operational Data and DAC, VOBA and DSI Roll Forwards
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2011	2011	2011	2011	2012	Change
Operating Revenues
Surrender charges	$0.7	$0.7	$0.5	$0.4	$0.4	-42.9%
Expense assessments	53.9	54.7	50.5	48.7	51.3	-4.8%
Net investment income	204.9	199.9	193.3	194.1	197.0	-3.9%
Operating realized gain (loss) (1)	0.1	0.1	0.1	0.1	0.1	0.0%
Other revenues and fees (2)	3.7	4.3	3.4	3.0	3.3	-10.8%
Total Operating Revenues	263.3	259.7	247.8	246.3	252.1	-4.3%
Operating Expenses
Interest credited	108.3	108.6	109.5	111.0	110.7	2.2%
Benefits	-	-	1.6	-	0.1	NM
Underwriting, acquisition, insurance and other expenses	85.5	92.9	83.2	90.0	94.5	10.5%
Total Operating Expenses	193.8	201.5	194.3	201.0	205.3	5.9%
Income (loss) from operations before federal income taxes	69.5	58.2	53.5	45.3	46.8	-32.7%
Federal income tax expense (benefit)	21.3	16.8	14.3	12.0	12.2	-42.7%
Income (Loss) from Operations	$48.2	$41.4	$39.2	$33.3	$34.6	-28.2%

Effective Tax Rate	30.6%	28.9%	26.7%	26.5%	26.1%

Average Stockholders' Equity, Excluding AOCI
Average equity, including goodwill	$908.4	$901.8	$884.2	$877.5	$925.1
Average goodwill	20.2	20.2	20.2	20.2	20.2
Average equity, excluding goodwill	$888.2	$881.6	$864.0	$857.3	$904.9
Return on Equity, Excluding AOCI
Including goodwill	21.2%	18.4%	17.7%	15.2%	15.0%
Excluding goodwill	21.7%	18.8%	18.1%	15.5%	15.3%

Income (Loss) from Operations - Basis Points on Average Account Values - Annualized	49	41	41	35	34	(15)

Operating Realized Gain (Loss) (1)
GLB (3)	$0.1	$0.1	$0.1	$0.1	$0.1	0.0%
Total Operating Realized Gain (Loss)	$0.1	$0.1	$0.1	$0.1	$0.1	0.0%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$17.0	$16.9	$15.9	$17.5	$17.8	4.7%
General and administrative expenses	63.3	71.4	65.4	73.3	71.5	13.0%
Taxes, licenses and fees	4.8	3.8	3.4	1.2	5.2	8.3%
Total commissions and expenses incurred	85.1	92.1	84.7	92.0	94.5	11.0%
Less: commissions and expenses capitalized	(8.4)	(9.0)	(8.3)	(9.2)	(9.6)	-14.3%
Amortization of DAC and VOBA, net of interest	8.8	9.8	6.8	7.2	9.6	9.1%
Total Underwriting, Acquisition, Insurance and Other Expenses	$85.5	$92.9	$83.2	$90.0	$94.5	10.5%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized (4)	64	71	68	76	70	6

DAC and VOBA
Balance as of beginning-of-period	$195.3	$230.5	$217.2	$189.0	$183.1
Deferrals	8.4	9.0	8.3	9.2	9.6
Amortization, net of interest	(8.8)	(9.8)	(6.8)	(7.2)	(9.6)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	(0.4)	(0.8)	1.5	2.0	-
Amortization, net of interest, associated with benefitratio unlocking	-	-	0.1	(0.2)	-
Adjustment related to realized (gains) losses	-	(0.3)	(0.3)	0.1	0.1
Adjustment related to unrealized (gains) losses	35.6	(12.2)	(29.5)	(7.8)	(18.2)
Balance as of End-of-Period	$230.5	$217.2	$189.0	$183.1	$165.0

DSI
Balance as of beginning-of-period	$2.0	$2.1	$2.0	$2.0	$1.7
Amortization, net of interest	-	(0.1)	0.1	(0.1)	(0.1)
Adjustment related to unrealized (gains) losses	0.1	-	(0.1)	(0.2)	-
Balance as of End-of-Period	$2.1	$2.0	$2.0	$1.7	$1.6

(1) Included in income (loss) from operations.
(2)	Other revenues and fees consist primarily of mutual fund account program fees for mid-to-large employers.
(3) See note (2) on page 6 for details.
(4) Includes distribution costs.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012						PAGE 19
Retirement Plan Services
Account Value Roll Forwards and Information
Unaudited (in billions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2011	2011	2011	2011	2012	Change
Fixed Annuities (1)
Balance as of beginning-of-period	$12.779	$12.956	$13.025	$13.395	$13.630	6.7%
Gross deposits	0.346	0.318	0.378	0.394	0.370	6.9%
Withdrawals and deaths	(0.336)	(0.437)	(0.356)	(0.413)	(0.405)	-20.5%
Net flows	0.010	(0.119)	0.022	(0.019)	(0.035)	NM
Transfers from variable annuities	0.060	0.080	0.237	0.142	0.115	91.7%
Interest credited	0.107	0.108	0.111	0.112	0.110	2.8%
Balance as of End-of-Period	$12.956	$13.025	$13.395	$13.630	$13.820	6.7%

Variable Annuities (2)
Balance as of beginning-of-period	$13.927	$14.400	$14.254	$12.122	$12.867	-7.6%
Gross deposits	0.415	0.393	0.391	0.416	0.468	12.8%
Withdrawals and deaths	(0.587)	(0.516)	(0.511)	(0.498)	(0.572)	2.6%
Net flows	(0.172)	(0.123)	(0.120)	(0.082)	(0.104)	39.5%
Transfers to fixed annuities	(0.050)	(0.040)	(0.124)	(0.069)	(0.062)	-24.0%
Investment increase and change in market value	0.695	0.017	(1.888)	0.896	1.258	81.0%
Balance as of End-of-Period	$14.400	$14.254	$12.122	$12.867	$13.959	-3.1%

Total Annuities
Balance as of beginning-of-period	$26.706	$27.356	$27.279	$25.517	$26.497	-0.8%
Gross deposits	0.761	0.711	0.769	0.810	0.838	10.1%
Withdrawals and deaths	(0.923)	(0.953)	(0.867)	(0.911)	(0.977)	-5.9%
Net flows	(0.162)	(0.242)	(0.098)	(0.101)	(0.139)	14.2%
Transfers between fixed and variable accounts	0.010	0.040	0.113	0.073	0.053	NM
Interest credited and change in market value	0.802	0.125	(1.777)	1.008	1.368	70.6%
Balance as of End-of-Period	$27.356	$27.279	$25.517	$26.497	$27.779	1.5%

Alliance and Smart Future Mutual Funds (3)
Balance as of beginning-of-period	$12.118	$12.952	$13.008	$11.503	$12.636	4.3%
Plan/participant rollovers	0.097	0.061	0.277	0.369	0.131	35.1%
Additional contributions	0.483	0.427	0.410	0.391	0.542	12.2%
Gross deposits	0.580	0.488	0.687	0.760	0.673	16.0%
Withdrawals and deaths	(0.284)	(0.424)	(0.260)	(0.440)	(0.322)	-13.4%
Net flows	0.296	0.064	0.427	0.320	0.351	18.6%
Transfers	(0.037)	(0.057)	(0.132)	(0.073)	(0.066)	-78.4%
Interest credited and change in market value	0.575	0.049	(1.800)	0.886	1.320	129.6%
Balance as of End-of-Period	$12.952	$13.008	$11.503	$12.636	$14.241	10.0%

Total Annuities and Mutual Funds
Balance as of beginning-of-period	$38.824	$40.308	$40.287	$37.020	$39.133	0.8%
Gross deposits	1.341	1.199	1.456	1.570	1.511	12.7%
Withdrawals and deaths	(1.207)	(1.377)	(1.127)	(1.351)	(1.299)	-7.6%
Net flows	0.134	(0.178)	0.329	0.219	0.212	58.2%
Transfers	(0.027)	(0.017)	(0.019)	-	(0.013)	51.9%
Interest credited and change in market value	1.377	0.174	(3.577)	1.894	2.688	95.2%
Balance as of End-of-Period	$40.308	$40.287	$37.020	$39.133	$42.020	4.2%

Variable Annuities Under Agreement - Included Above	$0.010	$0.010	$0.008	$0.009	$0.009	-10.0%

(1)	Includes fixed annuity products offered under our mutual fund products and the fixed portion of variable annuities.
(2) Excludes the fixed portion of variable annuities.
(3)	Includes mutual fund account values and other third party trustee-held assets. These items are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012						PAGE 20
Retirement Plan Services
Account Value Roll Forwards by Product
Unaudited (in billions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2011	2011	2011	2011	2012	Change
Total Micro - Small Segment
Balance as of beginning-of-period	$6.396	$6.594	$6.566	$5.856	$6.167	-3.6%
Gross deposits	0.326	0.315	0.312	0.354	0.418	28.2%
Withdrawals and deaths	(0.384)	(0.325)	(0.336)	(0.357)	(0.412)	-7.3%
Net flows	(0.058)	(0.010)	(0.024)	(0.003)	0.006	110.3%
Transfers between fixed and variable accounts	(0.006)	-	-	0.011	(0.011)	-83.3%
Investment increase and change in market value	0.262	(0.018)	(0.686)	0.303	0.479	82.8%
Balance as of End-of-Period	$6.594	$6.566	$5.856	$6.167	$6.641	0.7%

Total Mid - Large Segment
Balance as of beginning-of-period	$16.207	$17.224	$17.333	$16.106	$17.435	7.6%
Gross deposits	0.831	0.704	0.969	1.053	0.920	10.7%
Withdrawals and deaths	(0.398)	(0.657)	(0.408)	(0.632)	(0.505)	-26.9%
Net flows	0.433	0.047	0.561	0.421	0.415	-4.2%
Transfers between fixed and variable accounts	(0.021)	(0.017)	(0.019)	(0.011)	(0.002)	90.5%
Investment increase and change in market value	0.605	0.079	(1.769)	0.919	1.351	123.3%
Balance as of End-of-Period	$17.224	$17.333	$16.106	$17.435	$19.199	11.5%

Total Multi-Fund® and Other Variable Annuities
Balance as of beginning-of-period	$16.221	$16.490	$16.388	$15.058	$15.531	-4.3%
Gross deposits	0.184	0.180	0.175	0.163	0.173	-6.0%
Withdrawals and deaths	(0.425)	(0.395)	(0.383)	(0.362)	(0.382)	10.1%
Net flows	(0.241)	(0.215)	(0.208)	(0.199)	(0.209)	13.3%
Investment increase and change in market value	0.510	0.113	(1.122)	0.672	0.858	68.2%
Balance as of End-of-Period	$16.490	$16.388	$15.058	$15.531	$16.180	-1.9%

Total Annuities and Mutual Funds (1)
Balance as of beginning-of-period	$38.824	$40.308	$40.287	$37.020	$39.133	0.8%
Gross deposits	1.341	1.199	1.456	1.570	1.511	12.7%
Withdrawals and deaths	(1.207)	(1.377)	(1.127)	(1.351)	(1.299)	-7.6%
Net flows	0.134	(0.178)	0.329	0.219	0.212	58.2%
Transfers between fixed and variable accounts	(0.027)	(0.017)	(0.019)	-	(0.013)	51.9%
Investment increase and change in market value	1.377	0.174	(3.577)	1.894	2.688	95.2%
Balance as of End-of-Period	$40.308	$40.287	$37.020	$39.133	$42.020	4.2%

(1)
Includes mutual fund account values and other third party trustee-held assets. These items are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012						PAGE 21
Retirement Plan Services
Account Value and Interest Rate Spread Information
Unaudited (in billions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2011	2011	2011	2011	2012	Change
Fixed Annuities, Excluding Fixed Portion of Variable Contracts
Deposits	$0.269	$0.233	$0.301	$0.314	$0.273	1.5%
Withdrawals and deaths	(0.160)	(0.285)	(0.194)	(0.251)	(0.228)	-42.5%
Net flows	$0.109	$(0.052)	$0.107	$0.063	$0.045	-58.7%

Fixed Contract Account Values	$6.807	$6.847	$7.122	$7.301	$7.465	9.7%

Fixed Portion of Variable Contracts
Deposits	$0.077	$0.085	$0.077	$0.080	$0.097	26.0%
Withdrawals and deaths	(0.176)	(0.152)	(0.162)	(0.162)	(0.177)	-0.6%
Net flows	$(0.099)	$(0.067)	$(0.085)	$(0.082)	$(0.080)	19.2%

Fixed Portion of Variable Contract Account Values	$6.149	$6.178	$6.273	$6.329	$6.355	3.4%

Variable Annuities, Including Fixed Portion of Variable Contracts
Deposits	$0.492	$0.478	$0.468	$0.496	$0.565	14.8%
Withdrawals and deaths	(0.763)	(0.668)	(0.673)	(0.660)	(0.749)	1.8%
Net flows	$(0.271)	$(0.190)	$(0.205)	$(0.164)	$(0.184)	32.1%

Variable Contract Account Values	$20.549	$20.432	$18.395	$19.196	$20.314	-1.1%

Average Daily Variable Annuity Separate Account Values	$14.178	$14.284	$13.217	$12.783	$13.589	-4.2%

						(Basis Point)
Interest Rate Spread (1)						Change
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses	5.61%	5.55%	5.53%	5.40%	5.34%	(27)

Commercial mortgage loan prepayment and bond make whole premiums	0.35%	0.23%	0.04%	0.05%	0.04%	(31)
Alternative investments	0.03%	0.01%	0.00%	0.01%	0.01%	(2)
Net investment income yield on reserves	5.99%	5.79%	5.57%	5.46%	5.39%	(60)
Interest rate credited to contract holders	3.36%	3.34%	3.31%	3.28%	3.22%	(14)
Interest rate spread	2.63%	2.45%	2.26%	2.18%	2.17%	(46)

(1)
For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average invested assets on reserves. We exclude net investment income earned on investments supporting statutory surplus from our spread calculations. The average crediting rate is calculated as interest credited before DSI amortization, plus the immediate annuity reserve change (included within benefits), divided by the average fixed account values, including the fixed portion of variable annuities.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012						PAGE 22
Life Insurance
Income (Loss) from Operations, Operational Data and DAC, VOBA and DFEL Roll Forwards
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2011	2011	2011	2011	2012	Change
Operating Revenues
Insurance premiums	$108.1	$112.0	$104.0	$117.1	$108.6	0.5%
Surrender charges	23.0	29.6	20.9	22.9	23.2	0.9%
Mortality assessments	324.7	326.7	335.0	325.1	336.8	3.7%
Expense assessments	104.7	166.7	142.2	157.1	168.6	61.0%
Net investment income	579.1	588.0	568.7	558.1	588.3	1.6%
Other revenues and fees	7.5	6.0	5.5	6.7	7.1	-5.3%
Total Operating Revenues	1,147.1	1,229.0	1,176.3	1,187.0	1,232.6	7.5%
Operating Expenses
Interest credited	302.2	307.5	311.9	313.6	311.2	3.0%
Benefits	447.2	609.4	152.5	460.1	474.5	6.1%
Underwriting, acquisition, insurance and other expenses	187.2	110.6	492.7	209.1	239.1	27.7%
Total Operating Expenses	936.6	1,027.5	957.1	982.8	1,024.8	9.4%
Income (loss) from operations before federal income taxes	210.5	201.5	219.2	204.2	207.8	-1.3%
Federal income tax expense (benefit)	68.1	65.1	65.4	66.0	65.5	-3.8%
Income (Loss) from Operations	$142.4	$136.4	$153.8	$138.2	$142.3	-0.1%

Effective Tax Rate	32.4%	32.3%	29.8%	32.3%	31.5%

Average Stockholders' Equity, Excluding AOCI
Average equity, including goodwill	$7,751.4	$7,850.5	$7,848.9	$7,491.4	$7,248.8
Average goodwill	2,188.5	2,188.5	2,188.5	1,863.5	1,538.5
Average equity, excluding goodwill	$5,562.9	$5,662.0	$5,660.4	$5,627.9	$5,710.3
Return on Equity, Excluding AOCI
Including goodwill	7.3%	6.9%	7.8%	7.4%	7.9%
Excluding goodwill	10.2%	9.6%	10.9%	9.8%	10.0%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$172.8	$166.3	$160.8	$178.7	$129.6	-25.0%
General and administrative expenses	112.7	114.2	116.3	130.2	123.4	9.5%
Expenses associated with reserve financing	13.8	14.4	13.9	15.3	15.9	15.2%
Taxes, licenses and fees	36.1	34.0	39.7	33.9	34.5	-4.4%
Amortization of sales force intangibles	1.0	1.0	1.0	1.0	1.0	0.0%
Total commissions and expenses incurred	336.4	329.9	331.7	359.1	304.4	-9.5%
Less: commissions and expenses capitalized	(194.0)	(192.2)	(183.2)	(211.0)	(145.4)	25.1%
Amortization of DAC and VOBA, net of interest	44.8	(27.1)	344.2	61.0	80.1	78.8%
Total Underwriting, Acquisition, Insurance and Other Expenses	$187.2	$110.6	$492.7	$209.1	$239.1	27.7%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized	133	133	135	149	138	5

DAC and VOBA
Balance as of beginning-of-period	$5,186.0	$5,365.1	$5,417.4	$4,484.0	$4,515.6
Business acquired through reinsurance	-	-	1.7	10.6	-
Deferrals	194.0	192.2	183.2	211.0	145.4
Amortization, net of interest	(44.8)	(27.1)	(334.2)	(61.0)	(80.1)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	149.2	219.3	(161.0)	150.0	65.3
Adjustment related to realized (gains) losses	(14.8)	(9.3)	2.9	(0.7)	1.4
Adjustment related to unrealized (gains) losses	44.7	(157.7)	(777.0)	(128.3)	3.8
Balance as of End-of-Period	$5,365.1	$5,417.4	$4,484.0	$4,515.6	$4,585.9

DFEL
Balance as of beginning-of-period	$1,279.9	$1,405.6	$1,446.9	$1,088.4	$1,105.7
Deferrals	125.9	115.7	118.7	122.3	83.3
Amortization, net of interest	0.4	(49.4)	(31.1)	(39.3)	(44.7)
Deferrals, net of amortization included in operating expense assessments	126.3	66.3	87.6	83.0	38.6
Adjustment related to realized (gains) losses	(2.0)	(1.4)	0.5	(0.2)	0.2
Adjustment related to unrealized (gains) losses	1.4	(23.6)	(446.6)	(65.5)	(8.0)
Balance as of End-of-Period	$1,405.6	$1,446.9	$1,088.4	$1,105.7	$1,136.5

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012						PAGE 23
Life Insurance
Additional Operational Data
Unaudited (in billions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2011	2011	2011	2011	2012	Change
Sales by Product (in millions)
UL
Excluding MoneyGuard®	$84.9	$82.9	$74.2	$74.9	$47.0	-44.6%
MoneyGuard®	34.3	38.5	48.0	65.4	40.8	19.0%
Total	119.2	121.4	122.2	140.3	87.8	-26.3%
VUL	10.0	11.4	12.8	16.2	9.6	-4.0%
COLI and BOLI (1)	17.0	10.0	7.5	57.1	11.2	-34.1%
Term	12.8	14.1	12.4	15.2	13.1	2.3%
Total	$159.0	$156.9	$154.9	$228.8	$121.7	-23.5%

First Year Paid Premiums (in millions)
UL
Excluding MoneyGuard®	$301.8	$300.9	$286.0	$251.0	$132.7	-56.0%
MoneyGuard®	225.8	251.2	313.0	427.0	261.6	15.9%
Total	527.6	552.1	599.0	678.0	394.3	-25.3%
VUL	24.2	32.0	33.0	37.9	26.4	9.1%
COLI and BOLI (1)	40.3	21.5	27.5	62.9	13.2	-67.2%
Term	12.8	14.1	12.4	15.2	13.1	2.3%
Total	$604.9	$619.7	$671.9	$794.0	$447.0	-26.1%

Life Insurance In Force
UL and other	$299.920	$302.205	$304.475	$307.900	$307.957	2.7%
Term insurance	266.764	268.520	269.969	271.931	272.006	2.0%
Total	$566.684	$570.725	$574.444	$579.831	$579.963	2.3%

						(Basis Point)
Interest-Sensitive Products Interest Rate Spreads(2)						Change
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses (3)	5.91%	5.82%	5.74%	5.71%	5.77%	(14)
Commercial mortgage loan prepayment and bond make-whole premiums	0.04%	0.14%	0.06%	0.03%	0.02%	(2)
Alternative investments	0.32%	0.29%	0.16%	0.00%	0.17%	(15)
Net investment income yield on reserves	6.27%	6.25%	5.96%	5.74%	5.96%	(31)
Interest rate credited to contract holders	4.09%	4.09%	4.10%	4.05%	3.95%	(14)
Interest rate spread	2.18%	2.16%	1.86%	1.69%	2.01%	(17)

Traditional Products Interest Rate Spreads(4)

Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses	5.89%	6.00%	5.90%	5.81%	5.73%	(16)
Commercial mortgage loan prepayment and bond make-whole premiums	0.10%	0.00%	0.03%	0.01%	0.00%	(10)
Alternative investments	0.02%	0.00%	0.00%	0.01%	0.01%	(1)
Net investment income yield on reserves	6.01%	6.00%	5.93%	5.83%	5.74%	(27)

(1)	COLI and BOLI are interest-sensitive and contain both UL and VUL products.
(2)	For the interest-sensitive life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets.
We exclude net investment income earned on investments supporting statutory surplus and reverse repurchase agreement interest expense from our yield and spread calculations. The average crediting rate is calculated using interest credited on life products divided by average fixed account values.
(3)	Our yields on net investment income have been lowered due to holding higher cash balances related to our short-term liquidity strategy during recent volatile markets. The increased cash and short-term investment balances for the three months ended March 31, 2011 reduced our yields by approximately 2 bps.There was no impact for the three months ended June 30, 2011,
September 30, 2011, December 31, 2011 and March 31,2012.
(4)	For the traditional life products, the yield on earning assets is calculated as net investment income on traditional investment portfolios divided by average earning assets. As of March 31, 2012, interest-sensitive products represented approximately 89% of total interest-sensitive and traditional earning assets.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012						PAGE 24
Life Insurance
Account Value Roll Forwards
Unaudited (in billions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2011	2011	2011	2011	2012	Change
Interest-Sensitive Life (1)
Balance as of beginning-of-period	$29.365	$29.739	$30.148	$30.638	$31.219	6.3%
Deposits	1.085	1.126	1.165	1.297	0.991	-8.7%
Withdrawals and deaths	(0.295)	(0.296)	(0.232)	(0.268)	(0.307)	-4.1%
Net flows	0.790	0.830	0.933	1.029	0.684	-13.4%
Contract holder assessments	(0.715)	(0.724)	(0.726)	(0.751)	(0.710)	0.7%
Interest credited	0.299	0.303	0.283	0.303	0.301	0.7%
Balance as of End-of-Period (Gross)	29.739	30.148	30.638	31.219	31.494	5.9%
Reinsurance ceded	(0.885)	(0.881)	(0.877)	(0.870)	(0.862)	2.6%
Balance as of End-of-Period (Net of Ceded)	$28.854	$29.267	$29.761	$30.349	$30.632	6.2%

VUL
Balance as of beginning-of-period	$5.962	$6.171	$6.157	$5.375	$5.687	-4.6%
Deposits	0.185	0.148	0.178	0.209	0.168	-9.2%
Withdrawals and deaths	(0.154)	(0.110)	(0.148)	(0.207)	(0.101)	34.4%
Net flows	0.031	0.038	0.030	0.002	0.067	116.1%
Contract holder assessments	(0.092)	(0.091)	(0.093)	(0.093)	(0.095)	-3.3%
Investment income and change in market value	0.270	0.039	(0.719)	0.403	0.543	101.1%
Balance as of End-of-Period (Gross)	6.171	6.157	5.375	5.687	6.202	0.5%
Reinsurance ceded	(0.876)	(0.857)	(0.717)	(0.758)	(0.826)	5.7%
Balance as of End-of-Period (Net of Ceded)	$5.295	$5.300	$4.658	$4.929	$5.376	1.5%

Total Life Insurance
Balance as of beginning-of-period	$35.327	$35.910	$36.305	$36.013	$36.906	4.5%
Deposits	1.270	1.274	1.343	1.506	1.159	-8.7%
Withdrawals and deaths	(0.449)	(0.406)	(0.380)	(0.475)	(0.408)	9.1%
Net flows	0.821	0.868	0.963	1.031	0.751	-8.5%
Contract holder assessments	(0.807)	(0.815)	(0.819)	(0.844)	(0.805)	0.2%
Investment income and change in market value	0.569	0.342	(0.436)	0.706	0.844	48.3%
Balance as of End-of-Period (Gross)	35.910	36.305	36.013	36.906	37.696	5.0%
Reinsurance ceded	(1.761)	(1.738)	(1.594)	(1.628)	(1.688)	4.1%
Balance as of End-of-Period (Net of Ceded)	$34.149	$34.567	$34.419	$35.278	$36.008	5.4%

(1)	Includes UL, interest-sensitive whole life and the fixed investment option of VUL products.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012		PAGE 25
Group Protection
Income (Loss) from Operations and Operational Data
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2011	2011	2011	2011	2012	Change
Operating Revenues
Insurance premiums	$436.6	$460.2	$439.7	$441.8	$463.0	6.0%
Net investment income	39.1	38.5	37.8	36.7	38.4	-1.8%
Other revenues and fees	2.2	1.9	1.9	2.5	2.2	0.0%
Total Operating Revenues	477.9	500.6	479.4	481.0	503.6	5.4%
Operating Expenses
Interest credited	0.9	0.8	0.8	0.9	0.8	-11.1%
Benefits	326.7	345.1	319.3	322.8	349.9	7.1%
Underwriting, acquisition, insurance and other expenses	113.1	115.3	118.0	125.8	128.0	13.2%
Total Operating Expenses	440.7	461.2	438.1	449.5	478.7	8.6%
Income (loss) from operations before federal income taxes	37.2	39.4	41.3	31.5	24.9	-33.1%
Federal income tax expense (benefit)	13.1	13.8	14.5	11.0	8.8	-32.8%
Income (Loss) from Operations	$24.1	$25.6	$26.8	$20.5	$16.1	-33.2%

Effective Tax Rate	35.2%	35.0%	35.1%	34.9%	35.3%

Average Stockholders' Equity, Excluding AOCI
Average equity, including goodwill	$1,161.9	$1,152.4	$1,149.4	$1,162.8	$1,180.2
Average goodwill	274.3	274.3	274.3	274.3	274.3
Average equity, excluding goodwill	$887.6	$878.1	$875.1	$888.5	$905.9
Return on Equity, Excluding AOCI
Including goodwill	8.3%	8.9%	9.3%	7.1%	5.5%
Excluding goodwill	10.9%	11.7%	12.3%	9.2%	7.1%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$50.3	$49.3	$50.0	$51.3	$54.0	7.4%
General and administrative expenses	51.4	56.4	60.1	75.6	61.4	19.5%
Taxes, licenses and fees	10.7	10.1	11.7	9.1	11.6	8.4%
Total commissions and expenses incurred	112.4	115.8	121.8	136.0	127.0	13.0%
Less: commissions and expenses capitalized	(8.9)	(9.8)	(12.7)	(21.3)	(10.9)	-22.5%
Amortization of DAC and VOBA, net of interest	9.6	9.3	8.9	11.1	11.9	24.0%
Total Underwriting, Acquisition, Insurance and Other Expenses	$113.1	$115.3	$118.0	$125.8	$128.0	13.2%

General and Administrative Expenses as a Percentage of Premiums	11.8%	12.3%	13.7%	17.1%	13.3%

DAC and VOBA
Balance as of beginning-of-period	$151.2	$150.5	$151.0	$154.8	$165.0
Deferrals	8.9	9.8	12.7	21.3	10.9
Amortization, net of interest	(9.6)	(9.3)	(8.9)	(11.1)	(11.9)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	(0.7)	0.5	3.8	10.2	(1.0)
Balance as of End-of-Period	$150.5	$151.0	$154.8	$165.0	$164.0

Annualized Sales by Product Line
Life	$17.4	$23.6	$30.8	$89.6	$28.2	62.1%
Disability	18.0	30.7	34.3	92.8	28.2	56.7%
Dental	10.0	12.8	9.6	25.0	10.2	2.0%
Total	$45.4	$67.1	$74.7	$207.4	$66.6	46.7%

Insurance Premiums by Product Line
Life	$170.4	$173.6	$173.5	$175.5	$185.9	9.1%
Disability	186.2	189.8	190.5	190.7	198.8	6.8%
Dental	46.1	45.3	45.9	46.2	45.8	-0.7%
Other	33.9	51.5	29.8	29.4	32.5	-4.1%
Total	$436.6	$460.2	$439.7	$441.8	$463.0	6.0%

Income (Loss) from Operations by Product Line
Life	$8.1	$8.8	$11.0	$4.3	$2.4	-70.4%
Disability	16.5	16.9	14.6	13.6	14.0	-15.2%
Dental	(1.9)	(1.4)	0.1	1.6	(1.5)	21.1%
Other	1.4	1.3	1.1	1.0	1.2	-14.3%
Total	$24.1	$25.6	$26.8	$20.5	$16.1	-33.2%

Loss Ratios by Product Line
Life	75.9%	76.1%	72.1%	75.1%	78.2%
Disability	70.1%	69.4%	70.4%	69.6%	70.1%
Dental	83.7%	79.9%	76.2%	71.6%	82.1%
Combined Loss Ratios	74.1%	73.4%	71.8%	72.2%	74.9%

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012						PAGE 26
Other Operations
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2011	2011	2011	2011	2012	Change
Operating Revenues
Insurance premiums	$0.1	$-	$0.8	$-	$0.1	0.0%
Net investment income	80.1	76.4	79.9	70.7	69.8	-12.9%
Amortization of deferred gain on business sold through reinsurance (1)	18.0	18.0	18.1	18.0	18.0	0.0%
Other revenues and fees	1.7	1.5	1.4	(0.7)	1.2	-29.4%
Media revenues	16.5	19.4	19.9	21.3	17.4	5.5%
Total Operating Revenues	116.4	115.3	120.1	109.3	106.5	-8.5%
Operating Expenses
Interest credited	28.8	29.8	26.5	28.5	31.1	8.0%
Benefits	32.5	29.1	33.7	31.1	27.7	-14.8%
Underwriting, acquisition, insurance and other expenses	27.6	8.4	21.6	14.7	22.7	-17.8%
Inter-segment reimbursement associated with reserve
financing and LOC expenses (2)	(2.0)	(2.3)	(2.4)	(2.5)	(2.8)	-40.0%
Taxes, licenses and fees	0.7	(3.3)	13.7	15.5	1.3	85.7%
Interest and debt expenses	71.6	72.0	71.0	70.5	67.5	-5.7%
Media expenses	16.7	16.8	17.3	18.3	16.1	-3.6%
Total Operating Expenses	175.9	150.5	181.4	176.1	163.6	-7.0%
Income (Loss) from operations before federal income taxes	(59.5)	(35.2)	(61.3)	(66.8)	(57.1)	4.0%
Federal income tax expense (benefit)	(22.5)	(13.0)	(17.1)	(24.0)	(23.2)	-3.1%
Income (Loss) From Operations	$(37.0)	$(22.2)	$(44.2)	$(42.8)	$(33.9)	8.4%

Run Off Institutional Pensions Account Values - Balance at End-of-Period	$1.867	$1.845	$1.822	$1.809	$1.808	-3.2%

Discontinued Operations
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2011	2011	2011	2011	2012	Change

Discontinued Operations Before Disposal
Income (loss) from discontinued operations before federal income taxes	$-	$-	$-	$-	$-	NM
Federal income tax expense (benefit)	-	-	-	-	-	NM
Income (Loss) From Discontinued Operations Before Disposal	-	-	-	-	-	NM
Disposal
Gain (loss) on disposal before federal income taxes	-	-	(2.9)	-	(1.3)	NM
Federal income tax expense (benefit)	-	-	5.5	-	(0.5)	NM
Gain (Loss) on Disposal	-	-	(8.4)	-	(0.8)	NM
Income (Loss) From Discontinued Operations	$-	$-	$(8.4)	$-	$(0.8)	NM

(1)	Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.
(2)
Represents reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its use of LOCs. The inter-segment amounts are not reported on our Consolidated Statements of Income (Loss).

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012						PAGE 27
Consolidated Deposits, Net Flows and Account Balances
Unaudited (in billions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2011	2011	2011	2011	2012	Change
Deposits
Annuities - fixed annuities (1)	$1.116	$1.307	$1.294	$1.062	$1.008	-9.7%
Retirement Plan Services - fixed annuities	0.346	0.318	0.378	0.394	0.370	6.9%
Annuities - variable annuities	1.523	1.620	1.415	1.313	1.472	-3.3%
Retirement Plan Services - variable products (2)	0.995	0.881	1.078	1.176	1.141	14.7%
Life Insurance:
Interest-Sensitive Life	1.085	1.126	1.165	1.297	0.991	-8.7%
VUL	0.185	0.148	0.178	0.209	0.168	-9.2%
Total Deposits	$5.250	$5.400	$5.508	$5.451	$5.150	-1.9%

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2011	2011	2011	2011	2012	Change
Net Flows
Annuities - fixed annuities (1)	$0.603	$0.782	$0.704	$0.498	$0.459	-23.9%
Retirement Plan Services - fixed annuities	0.010	(0.119)	0.022	(0.019)	(0.035)	NM
Annuities - variable annuities	(0.120)	(0.082)	(0.041)	(0.153)	(0.166)	-38.3%
Retirement Plan Services - variable products (2)	0.124	(0.059)	0.307	0.238	0.247	99.2%
Life Insurance:
Interest-Sensitive Life	0.790	0.830	0.933	1.029	0.684	-13.4%
VUL	0.031	0.038	0.030	0.002	0.067	116.1%
Total Net Flows	$1.438	$1.390	$1.955	$1.595	$1.256	-12.7%

	As of
	March	June	Sept.	Dec.	March	%
	2011	2011	2011	2011	2012	Change
Account Balances
Annuities - fixed annuities (1)	$19.998	$20.289	$20.455	$20.524	$20.609	3.1%
Retirement Plan Services - fixed annuities	12.956	13.025	13.395	13.630	13.820	6.7%
Annuities - variable annuities	67.787	68.551	60.774	65.010	71.059	4.8%
Retirement Plan Services - variable products (2)	27.352	27.262	23.625	25.503	28.200	3.1%
Life Insurance:
Interest-Sensitive Life	28.854	29.267	29.761	30.349	30.632	6.2%
VUL	5.295	5.300	4.658	4.929	5.376	1.5%
Total Account Balances	$162.242	$163.694	$152.668	$159.945	$169.696	4.6%

(1)	Includes fixed portion of variable annuities.
(2)
Includes amounts attributable to mutual fund net flows. Mutual fund account values are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

3/31/2012						PAGE 28
Consolidated Investment Data
Unaudited (in millions)

	For the Three Months Ended
	March	June	Sept.	Dec.	March	%
	2011	2011	2011	2011	2012	Change
Net Investment Income
Available-for-sale fixed maturity securities	$984.8	$982.5	$972.7	$972.0	$974.2	-1.1%
Available-for-sale equity securities	1.2	1.1	1.2	1.7	1.4	16.7%
Available-for-sale VIEs' fixed maturity securities	3.1	3.1	3.6	3.9	4.2	35.5%
Trading securities	38.6	38.7	38.4	38.1	37.5	-2.8%
Mortgage loans on real estate	104.1	106.1	106.9	103.2	101.7	-2.3%
Real estate	7.7	5.5	5.0	4.4	4.5	-41.6%
Policy loans	40.6	43.1	41.7	40.1	45.7	12.6%
Invested cash	1.4	0.8	1.0	0.5	0.5	-64.3%
Other investments	38.0	27.3	9.8	(9.0)	22.4	-41.1%
Investment income	1,219.5	1,208.2	1,180.3	1,154.9	1,192.1	-2.2%
Investment expense	(28.3)	(27.6)	(29.6)	(25.7)	(26.3)	7.1%
Net Investment Income	$1,191.2	$1,180.6	$1,150.7	$1,129.2	$1,165.8	-2.1%

Average Invested Assets (Amortized Cost)	$79,995.7	$81,101.9	$82,253.8	$83,210.5	$83,883.0

Net investment income yield on invested assets	5.96%	5.82%	5.60%	5.43%	5.56%

Realized Gain (Loss) Related to Investments
Available-for-sale fixed maturity securities:
Gross gains	$36.1	$30.6	$17.5	$1.5	$4.7	-87.0%
Gross losses	(62.7)	(50.8)	(63.1)	(50.4)	(63.0)	-0.5%
Equity securities:
Gross gains	8.3	1.1	0.2	2.1	0.7	-91.6%
Gross losses	(0.2)	-	-	(0.1)	(0.2)	0.0%
Gain (loss) on other investments	12.8	(8.2)	(3.3)	(9.9)	7.1	-44.5%
Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds and funds withheld reinsurance liabilities	(9.1)	(5.3)	4.5	(0.1)	2.1	123.1%
Total realized gain (loss) on investments, pre-tax	(14.8)	(32.6)	(44.2)	(56.9)	(48.6)	NM
Federal income tax expense (benefit) (1)	(5.2)	(11.4)	(15.5)	(19.9)	(17.0)	NM
Total, After-Tax	$(9.6)	$(21.2)	$(28.7)	$(37.0)	$(31.6)	NM

		As of December 31, 2011			As of March 31, 2012
		Amount	% of Total		Amount	% of Total
Available-for-Sale and Trading Securities
Fixed maturity securities (fair value)		$78,805.4	99.8%		$79,603.9	99.8%
Fixed maturity securities (amortized cost)		71,959.8	99.8%		72,858.8	99.8%
Equity securities (fair value)		141.0	0.2%		127.8	0.2%
Equity securities (amortized cost)		136.9	0.2%		115.2	0.2%

% of Available-for-Sale Fixed Maturity Securities, Based on Amortized Cost
Investment grade			94.4%			94.3%
Below investment grade			5.6%			5.7%

General Account Investments at Amortized Cost		As of December 31, 2011			As of March 31, 2012
		Amount	% of Total		Amount	% of Total
Available-for-Sale Fixed Maturities Securities:
Corporate bonds		$53,661.5	77.0%		$55,255.7	78.3%
U.S. Government bonds		439.2	0.6%		450.0	0.6%
Foreign government bonds		667.7	1.0%		584.9	0.8%
Mortgage-backed securities		9,331.3	13.4%		8,729.4	12.4%
ABS CDOs		120.8	0.2%		116.6	0.2%
State and municipal bonds		3,490.0	5.0%		3,496.7	4.9%
Hybrid and redeemable preferred securities		1,277.2	1.8%		1,256.2	1.8%
VIEs' fixed maturity securities		673.3	1.0%		674.3	1.0%
Total		$69,661.0	100.0%		$70,563.8	100.0%

	As of
	March	June	Sept.	Dec.	March	%
Composition of Investment Portfolio	2011	2011	2011	2011	2012	Change
Available-for-sale securities, at fair value:
Fixed maturity	$69,231.0	$70,920.2	$74,591.5	$75,432.8	$76,254.4	10.1%
Equity	144.6	143.7	137.4	138.8	125.6	-13.1%
VIEs' fixed maturity	586.8	592.6	699.5	700.1	701.9	19.6%
Trading securities	2,598.0	2,624.7	2,726.2	2,674.7	2,649.7	2.0%
Mortgage loans on real estate and real estate	6,937.6	7,020.4	7,029.1	7,079.4	7,050.2	1.6%
Policy loans	2,837.1	2,877.1	2,873.5	2,884.6	2,841.8	0.2%
Derivative investments	945.7	1,097.0	3,028.7	3,151.0	2,244.5	137.3%
Other investments	1,029.4	1,002.3	1,104.7	1,068.6	1,043.6	1.4%
Total	$84,310.2	$86,278.0	$92,190.6	$93,130.0	$92,911.7	10.2%

(1)
We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.